UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event
reported) July 15, 2011 (July 11, 2011)

Build-A-Bear Workshop, Inc.
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(Exact Name of Registrant as Specified in Its Charter)

Delaware --------------------------- (State or Other Jurisdiction of Incorporation)	001-32320 ------------------- (Commission File Number)	43-1883836 --------------------------- (IRS Employer Identification No.)

1954 Innerbelt Business Center Drive St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63114 ------------------ (Zip Code)

(314) 423-8000
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(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On July 11, 2011, the Audit Committee of the Board of Directors of Build-A-Bear Workshop, Inc. (the “Company”) approved the engagement of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2011.  The decision to change auditors was the result of a “request for proposal” process in which the Company evaluated the credentials of several firms.

During the fiscal years ended January 2, 2010 and January 1, 2011 and the subsequent interim period through July 11, 2011,  neither the Company nor anyone on its behalf has consulted with E&Y with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that E&Y concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

In connection with the selection of E&Y, on July 11, 2011 the Audit Committee also decided KPMG LLP (“KPMG”) will be dismissed as the Company’s independent registered public accounting firm.

The audit reports of KPMG on the Company’s consolidated financial statements as of and for the fiscal years ended January 2, 2010 and January 1, 2011 did not contain an adverse opinion or a disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  The audit reports of KPMG on the effectiveness of internal control over financial reporting as of January, 2, 2010 and January 1, 2011 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended January 2, 2010 and January 1, 2011 and the subsequent interim period through July 11, 2011, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in its audit reports on the Company’s consolidated financial statements for such years.

During the fiscal years ended January 2, 2010 and January 1, 2011 and the subsequent interim period through July 11, 2011, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided KPMG with a copy of the above disclosures and has requested that KPMG furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made above. A copy of KPMG’s letter dated July 15, 2011 is attached as Exhibit 16.1 to this Report.

Item 9.01                      Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

16.1	Letter dated July 15, 2011 from KMPG LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILD-A-BEAR WORKSHOP, INC.

Date: July 15, 2011	By:	/s/ Tina Klocke
Name: Tina Klocke Title: Chief Operations and Financial Bear, Secretary and Treasurer

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